                                                                      Exhibit 99

FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended June 30, 2006, CNB had consolidated net income of $726,000, or $1.59 per share as compared to $599,000, or $1.31 per share for the three months ended June 30, 2005. For the six months ended June 30, 2006, CNB has consolidated net income of $1.3 million, or $2.75 per share compared to $1.1 million, or $2.46 per share for the six months ended June 30, 2005.

     CNB, with total assets at June 30, 2006 of $272.4 million, has two full service offices and ATMs in Berkeley Springs, West Virginia. The Bank has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.


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     This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2006 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow -

               CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                              JUNE 30,                   DECEMBER 31,
                                 ASSETS                                         2006                         2005
                                                                          -----------------            -----------------
                                                                            (Unaudited)                   (Audited)

Cash and due from banks                                                      $   9,739,255                $  10,085,252
Federal funds sold                                                                  13,000                       38,000
Securities available for sale
   (at approximate market value)                                                56,121,659                   55,194,216
Federal Home Loan Bank stock, at cost                                            1,694,700                    1,669,900
Federal Reserve Bank stock, at cost                                                138,650                      138,650
Loans and lease receivable, net                                                192,557,144                  180,207,390
Accrued interest receivable                                                      1,282,044                    1,230,777
Premises and equipment, net                                                      6,452,340                    6,601,463
Deferred income taxes                                                            1,689,514                    1,159,595
Cash surrender value of life insurance                                           1,392,409                    1,279,690
Intangible assets                                                                  552,936                      620,593
Other assets                                                                       733,357                      727,896
                                                                          -----------------            -----------------

         TOTAL ASSETS                                                        $ 272,367,008                $ 258,953,422
                                                                          =================            =================


                  LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
   Deposits:
        Demand                                                               $  45,892,961                $  42,669,886
        Interest-bearing demand                                                 60,343,990                   54,900,737
        Savings                                                                 31,868,357                   32,342,957
        Time, $100,000 and over                                                 33,353,221                   30,659,767
        Other time                                                              65,593,945                   58,715,079
                                                                          -----------------            -----------------
                                                                             $ 237,052,474                $ 219,288,426
   Accrued interest payable                                                        811,423                      611,512
   FHLB borrowings                                                              13,000,000                   17,800,000
   Accrued expenses and other liabilities                                        2,188,637                    2,245,443
                                                                          -----------------            -----------------

         TOTAL LIABILITIES                                                   $ 253,052,534                $ 239,945,381
                                                                          -----------------            -----------------

SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding                                    $ 458,048                    $ 458,048
   Capital surplus                                                               4,163,592                    4,163,592
   Retained earnings                                                            16,710,125                   15,658,134
   Accumulated other comprehensive income                                       (2,017,291)                  (1,271,733)
                                                                          -----------------            -----------------

         TOTAL SHAREHOLDERS' EQUITY                                          $  19,314,474                $  19,008,041
                                                                          -----------------            -----------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $ 272,367,008                $ 258,953,422
                                                                          =================            =================

The Notes to Consolidated Financial Statements are an integral part of these statements.

               CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
              CONSOLIDATED STATEMENTS OF INCOME (Unaudited)


                                                                  THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                                       JUNE 30,                               JUNE 30,
                                                          ------------------------------------    --------------------------------
                                                               2006                2005               2006              2005
                                                          ----------------    ----------------    --------------    --------------
INTEREST INCOME
   Interest and fees on loans                                 $ 3,273,477         $ 2,686,015        $6,358,570        $5,195,709
   Interest and dividends on securities
      U.S. Government agencies and
         corporations                                             396,260             390,111           775,181           747,337
      Mortgage backed securities                                  105,403              83,257           206,696           174,561
      State and political subdivisions                             97,383             109,772           200,871           217,453
      Other                                                        27,595              12,475            43,233            19,432
   Interest on federal funds sold                                     352                 412               754               642
                                                          ----------------    ----------------    --------------    --------------
                                                              $ 3,900,470         $ 3,282,042        $7,585,305        $6,355,134
                                                          ----------------    ----------------    --------------    --------------
INTEREST EXPENSE
   Interest on interest bearing demand,                       $ 1,281,408         $   833,210        $2,374,684        $1,604,216
     savings and time deposits
   Interest on FHLB borrowings                                    179,592              54,876           368,566            91,972
                                                          ----------------    ----------------    --------------    --------------
                                                              $ 1,461,000         $   888,086        $2,743,250        $1,696,188
                                                          ----------------    ----------------    --------------    --------------

           NET INTEREST INCOME                                $ 2,439,470         $ 2,393,956        $4,842,055        $4,658,946

PROVISION FOR LOAN LOSSES                                          74,500             102,000           186,500           208,000
                                                          ----------------    ----------------    --------------    --------------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES                      $ 2,364,970         $ 2,291,956        $4,655,555        $4,450,946
                                                          ----------------    ----------------    --------------    --------------

NONINTEREST INCOME
   Service charges on deposit accounts                        $   322,379         $   311,907        $  610,612        $  569,388
   Other service charges, commissions
      and fees                                                    167,229             136,106           319,492           266,100
   Insurance commissions                                           18,251              39,902            53,052            78,041
   Other operating income                                          13,976              16,609            34,293            33,824
   Net gain on sale of assets                                     143,913                   -           143,913                 -
   Income from title company                                        7,167               8,727            11,040            15,237
                                                          ----------------    ----------------    --------------    --------------
                                                              $   672,915         $   513,251        $1,172,402        $  962,590
                                                          ----------------    ----------------    --------------    --------------
NONINTEREST EXPENSES
   Salaries                                                   $   771,264         $   766,896        $1,545,238        $1,471,725
   Employee benefits                                              342,349             265,638           647,445           534,168
   Occupancy of premises                                          125,988             110,084           246,488           200,417
   Furniture and equipment expense                                204,008             227,414           416,225           430,155
   Other operating expenses                                       508,071             555,975         1,058,200         1,060,281
   Net (gain) loss on sale of securities                             (437)             (1,491)           40,741               574
   Net loss on disposal of premises and equipment                       -                   -            17,189                 -
                                                          ----------------    ----------------    --------------    --------------
                                                              $ 1,951,243         $ 1,924,516        $3,971,526        $3,697,320
                                                          ----------------    ----------------    --------------    --------------

            INCOME BEFORE INCOME TAXES                        $ 1,086,642         $   880,691        $1,856,431        $1,716,216

PROVISION FOR INCOME TAXES                                        360,529             281,329           598,318           588,635
                                                          ----------------    ----------------    --------------    --------------

            NET INCOME                                        $   726,113         $   599,362        $1,258,113        $1,127,581
                                                          ================    ================    ==============    ==============

BASIC EARNINGS PER SHARE                                      $      1.59         $      1.31        $     2.75        $     2.46
                                                          ================    ================    ==============    ==============

The Notes to Consolidated Financial Statements are an integral part of these statements.